UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6200

Schwab Investments – Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Investments

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: May 31, 2018

Item 1. Schedule of Investments.

Schwab Investments
Schwab Global Real Estate Fund™

Portfolio Holdings as of May 31, 2018 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

Security	Number of Shares	Value ($)
Common Stock 98.3% of net assets

Australia 4.4%
Cromwell Property Group	1,880,125	1,539,077
Dexus	306,743	2,288,200
Investa Office Fund	87,138	332,033
Mirvac Group	1,889,450	3,279,321
Stockland	1,734,406	5,439,411
		12,878,042

Austria 0.1%
Atrium European Real Estate Ltd. *	53,371	251,013

Brazil 0.8%
Construtora Tenda S.A. *	368,562	2,465,294

Canada 3.2%
Artis Real Estate Investment Trust	47,182	490,160
Dream Global Real Estate Investment Trust	279,363	3,206,017
H&R Real Estate Investment Trust	1,900	29,615
Killam Apartment Real Estate Investment Trust	253,300	2,973,335
Northview Apartment Real Estate Investment Trust	43,400	916,468
RioCan Real Estate Investment Trust	97,800	1,776,330
		9,391,925

China 0.9%
China Vanke Co., Ltd., Class H	714,500	2,539,625

Finland 0.1%
Technopolis Oyj	73,585	343,353

France 0.9%
Klepierre S.A.	69,504	2,707,400

Germany 3.1%
Deutsche Wohnen SE	85,515	4,008,874
DIC Asset AG	191,729	2,125,482
LEG Immobilien AG	12,707	1,392,821
Vonovia SE	37,393	1,762,436
		9,289,613

Hong Kong 13.5%
Agile Group Holdings Ltd.	410,000	774,551
Champion REIT	2,009,726	1,401,992
China Overseas Property Holdings Ltd.	1,145,000	443,907
China SCE Property Holdings Ltd.	726,000	380,243
CIFI Holdings Group Co., Ltd.	517,916	398,747
Security	Number of Shares	Value ($)
CK Asset Holdings Ltd.	1,084,920	9,018,099
Country Garden Holdings Co., Ltd.	1,647,000	3,200,569
Kerry Properties Ltd.	930,868	4,964,346
Longfor Properties Co., Ltd.	1,272,805	3,790,154
Poly Property Group Co., Ltd. *	2,612,000	1,250,244
Road King Infrastructure Ltd.	841,000	1,615,837
Shimao Property Holdings Ltd.	539,000	1,580,786
Sun Hung Kai Properties Ltd.	147,858	2,378,421
Sunac China Holdings Ltd.	266,000	1,001,439
The Wharf Holdings Ltd.	433,076	1,393,177
Wheelock & Co., Ltd.	456,000	3,424,756
Yuexiu Real Estate Investment Trust	1,507,000	1,052,872
Yuzhou Properties Co., Ltd.	2,437,399	1,707,372
		39,777,512

Indonesia 0.0%
Bumi Serpong Damai Tbk PT	207,800	25,425

Italy 0.7%
Immobiliare Grande Distribuzione SIIQ S.p.A.	256,100	2,164,489

Japan 9.1%
Aeon Mall Co., Ltd.	99,959	1,923,959
AEON REIT Investment Corp.	1,171	1,323,061
Daiwa House Industry Co., Ltd.	137,000	4,948,603
Goldcrest Co., Ltd.	105,000	1,874,929
Heiwa Real Estate Co., Ltd.	51,900	1,071,667
Heiwa Real Estate REIT, Inc.	277	269,565
Japan Excellent, Inc.	805	1,072,196
Kenedix Office Investment Corp.	786	4,868,804
MCUBS MidCity Investment Corp.	1,375	1,063,375
Mitsubishi Estate Co., Ltd.	3,858	69,808
Mitsui Fudosan Co., Ltd.	29,106	727,786
Mori Trust Sogo REIT, Inc.	2,526	3,750,558
Nomura Real Estate Master Fund, Inc.	2,587	3,622,596
Sumitomo Realty & Development Co., Ltd.	3,417	128,592
		26,715,499

Luxembourg 0.7%
ADO Properties S.A.	6,225	326,381
Aroundtown S.A.	190,436	1,587,169
		1,913,550

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

Security	Number of Shares	Value ($)
Mexico 0.9%
Concentradora Fibra Danhos S.A. de C.V.	99,997	152,668
Corp. Inmobiliaria Vesta S.A.B. de C.V.	731,634	919,648
Macquarie Mexico Real Estate Management S.A. de C.V. *	1,420,913	1,461,190
Prologis Property Mexico S.A. de C.V.	114,364	199,718
		2,733,224

Netherlands 0.5%
NSI N.V.	38,531	1,576,564

Norway 0.3%
Entra ASA	52,053	738,534

Singapore 4.2%
Cache Logistics Trust	285,600	170,654
CapitaLand Ltd.	1,809,396	4,662,460
CapitaLand Mall Trust	158,000	244,210
CDL Hospitality Trusts	1,045,900	1,302,623
ESR-REIT	1,179,100	443,748
Lippo Malls Indonesia Retail Trust	740,200	174,152
Mapletree Industrial Trust	177,200	260,044
UOL Group Ltd.	852,204	5,153,455
		12,411,346

South Africa 0.1%
Arrowhead Properties Ltd.	388,169	205,980

Sweden 3.6%
Dios Fastigheter AB	171,286	1,061,025
Fastighets AB Balder, B Shares *	37,916	983,961
Hemfosa Fastigheter AB	381,062	4,925,372
Klovern AB, B Shares	203,704	256,987
Pandox AB	9,714	165,141
Wihlborgs Fastigheter AB	296,988	3,225,841
		10,618,327

United Arab Emirates 1.2%
Aldar Properties PJSC	5,687,418	3,171,427
Emaar Properties PJSC	272,164	384,965
		3,556,392

United Kingdom 5.2%
Grainger plc	217,335	882,137
Hammerson plc	31,504	228,844
Land Securities Group plc	481,690	5,945,582
RDI REIT plc	626,738	312,433
Regional REIT Ltd.	274,396	344,472
Safestore Holdings plc	60,996	454,408
The British Land Co., plc	635,710	5,722,788
Workspace Group plc	102,093	1,542,920
		15,433,584

United States 44.8%
American Tower Corp.	39,200	5,424,104
Apartment Investment & Management Co., Class A	5,672	231,588
Armada Hoffler Properties, Inc.	13,500	194,400
Ashford Hospitality Trust, Inc.	320,906	2,365,077
AvalonBay Communities, Inc.	5,168	855,511
Security	Number of Shares	Value ($)
Braemar Hotels & Resorts, Inc.	13,894	152,834
Brixmor Property Group, Inc.	105,279	1,671,831
Camden Property Trust	9,872	868,736
Cedar Realty Trust, Inc.	455,100	1,997,889
CoreSite Realty Corp.	49,759	5,282,415
Cousins Properties, Inc.	80,823	761,353
CubeSmart	28,815	878,857
DCT Industrial Trust, Inc.	28,256	1,840,313
EastGroup Properties, Inc.	4,000	372,920
Equity LifeStyle Properties, Inc.	74,547	6,776,322
Essex Property Trust, Inc.	10,252	2,450,536
Extra Space Storage, Inc.	9,759	939,304
Forest City Realty Trust, Inc., Class A	313,804	6,392,187
Gaming & Leisure Properties, Inc.	11,000	386,100
Gladstone Commercial Corp.	184,775	3,473,770
Global Net Lease, Inc.	62,522	1,234,184
Highwoods Properties, Inc.	22,641	1,082,919
Host Hotels & Resorts, Inc.	238,400	5,156,592
Hudson Pacific Properties, Inc.	29,097	1,030,034
Industrial Logistics Properties Trust	18,000	383,040
Kite Realty Group Trust	64,048	1,004,913
Lexington Realty Trust	617,460	5,328,680
MedEquities Realty Trust, Inc.	273,600	2,867,328
Medical Properties Trust, Inc.	171,600	2,328,612
Monmouth Real Estate Investment Corp.	36,051	556,988
National Health Investors, Inc.	18,000	1,328,760
One Liberty Properties, Inc.	16,400	418,528
Preferred Apartment Communities, Inc., Class A	226,513	3,322,946
Prologis, Inc.	123,300	7,934,355
PS Business Parks, Inc.	29,780	3,649,837
Public Storage	1,776	376,228
Retail Properties of America, Inc., Class A	443,515	5,437,494
Ryman Hospitality Properties, Inc.	12,564	1,053,868
Senior Housing Properties Trust	319,777	5,647,262
Simon Property Group, Inc.	57,658	9,237,965
SL Green Realty Corp.	26,400	2,574,528
Spirit Realty Capital, Inc.	536,123	4,696,437
Tier REIT, Inc.	257,045	5,644,708
UDR, Inc.	193,379	7,052,532
Ventas, Inc.	110,288	6,028,342
Vornado Realty Trust	17,504	1,220,204
Washington Prime Group, Inc.	201,507	1,464,956
Washington Real Estate Investment Trust	34,154	979,537
		132,357,824
Total Common Stock
(Cost $279,104,578)		290,094,515
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 1.8% of net assets

Time Deposits 1.8%
BNP Paribas
Hong Kong Dollar
0.60%, 06/01/18 (a)	1,388,698	177,058
U.S. Dollar
1.05%, 06/01/18 (a)	2,782,115	2,782,115
Brown Brothers Harriman
Candian Dollar
0.51%, 06/01/18 (a)	8,983	6,928
Singapore Dollar
0.39%, 06/01/18 (a)	13,674	10,213

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Citibank
U.S. Dollar
1.05%, 06/01/18 (a)	2,441,685	2,441,685
Total Short-Term Investments
(Cost $5,417,999)		5,417,999

	Number of Contracts	Notional Value ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 06/15/18	21	2,840,775	55,084
As of 05/31/18, the values of certain foreign securities held by the fund aggregating $140,912,445 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees.
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

REIT –	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of May 31, 2018:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$148,524,831	$—	$—	$148,524,831
Australia	—	12,878,042	—	12,878,042
Austria	—	251,013	—	251,013
China	—	2,539,625	—	2,539,625
Finland	—	343,353	—	343,353
France	—	2,707,400	—	2,707,400
Germany	—	9,289,613	—	9,289,613
Hong Kong	—	39,777,512	—	39,777,512
Indonesia	—	25,425	—	25,425
Italy	—	2,164,489	—	2,164,489
Japan	—	26,715,499	—	26,715,499
Luxembourg	—	1,913,550	—	1,913,550
Norway	—	738,534	—	738,534
Singapore	344,806	12,066,540	—	12,411,346
South Africa	—	205,980	—	205,980
Sweden	—	10,618,327	—	10,618,327
United Arab Emirates	—	3,556,392	—	3,556,392
United Kingdom	312,433	15,121,151	—	15,433,584
Short-Term Investments[1]	—	5,417,999	—	5,417,999
Futures Contracts[2]	55,084	—	—	55,084
Total	$149,237,154	$146,330,444	$—	$295,567,598
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $4,033,856 from Level 1 to Level 2 for the period ended May 31, 2018. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation procedures approved by the Board of Trustees. There were no transfers in or out of Level 3 during the period.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings

Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the Net Asset Value (NAV) of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (continued)

•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG46025MAY18

Item 2. Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) Schwab Investments

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	July 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	July 19, 2018

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	July 19, 2018